NONE  OF  THE  SECURITIES  TO  WHICH  THIS  PRIVATE  PLACEMENT SUBSCRIPTION AGREEMENT   (THE   "SUBSCRIPTION   AGREEMENT")   RELATES   HAVE    BEEN    REGISTERED UNDER THE  UNITED  STATES  SECURITIES  ACT  OF  1933,  AS  AMENDED  (THE  "1933  ACT"),  OR ANY U.S.  STATE  SECURITIES  LAWS,  AND,  UNLESS  SO  REGISTERED,  NONE  MAY  BE  OFFERED OR  SOLD  IN  THE  UNITED  STATES  OR  TO  U.S.  PERSONS (AS  DEFINED HEREIN)  EXCEPT PURSUANT  TO  AN  EXEMPTION  FROM,  OR  IN  A  TRANSACTION NOT  SUBJECT  TO,  THE REGISTRATION  REQUIREMENTS  OF THE  1933 ACT AND  IN  EACH  CASE  ONLY  IN  ACCORDANCE WITH  APPLICABLE  STATE  SECURITIES  LAWS.

SUBSCRIPTION  AGREEMENT

(Offshore  Subscribers)

TO:        Norstra  Energy  Inc.  (the  “Company”)

Purchase  of  Convertible  Note

1.                          Subscription  and  Use  of  Proceeds

1.1                        On the  basis  of  the  representations  and  warranties  and  subject  to  the  terms  and  conditions  set  forth herein,  Jackson  Bennett,  LLC,  (the  “Subscriber”)  hereby  irrevocably subscribes  for  and  agrees  to  purchase  one convertible note  (the  “Note”) from  the  Company for  an  aggregate  purchase  price  of  $100,000  (the  “Subscription Proceeds”), substantially  in  the  form  attached  to  this  Subscription  Agreement  as  Exhibit  “A”  (the  subscription  and agreement  to  purchase  being  the  “Subscription”).

1.2                          On the  basis  of  the  representations  and  warranties  and  subject  to  the  terms  and  conditions  set  forth herein,  the  Company  hereby  irrevocably  agrees  to  sell  the  Note  to  the  Subscriber.

1.3                        Subject   to   the   terms   hereof,   the   Subscription   will   be   effective   upon   its   acceptance   by   the

Company.

1.4                          Unless  otherwise  provided,  all  dollar  amounts  referred  to  in  this  Subscription  Agreement  are  in lawful  money  of  the  United  States  of  America.

2.                          Payment

2.1                        the  Subscription  Proceeds  pertaining  to  the  purchase  of  the  Note  shall  be  paid  on  or  before  the

Closing  Date  (as  defined  in  Section  4.1,  below)  by cheque  or  wire  transfer  to  the  Company.

3.                          Documents  Required  from  Subscriber

3.1                        The  Subscriber  must:

(a)           complete,  sign  and  return  to  the  Company  an  executed  copy  of  this  Subscription

Agreement  prior  to  the  Closing  Date;  and,

(b)          complete,  sign  and  return  to  the  Company  an executed  copy  of  the  Investor  Questionnaire attached  as Annex  B;  and

(c)          complete,   sign   and   return   to   the   Company  as   soon   as   possible,   on   request   by   the Company,  any  documents,  questionnaires,  notices  and  undertakings  as  may  be  required by  regulatory  authorities  and  applicable  law

(collectively  the  “Transaction  Documents.”)

4.                          Closing

4.1                        There  shall  be  no  formal  closing  ceremony  with  respect  to  the  transactions  contemplated  by  this Agreement.  Instead,  the  parties  shall  execute  and  exchange  the  Transaction Documents by  facsimile  and  email  and the  closing  of  the  transactions  contemplated  by  this  Agreement  shall  be  deemed  to  have  occurred  (the " Closing")  on the  date  (the  "Closing  Date")  that  the  Company receives  the  Subscription Proceeds  in  full.  There  may  be  multiple Closings

5.		Acknowledgements of Subscriber
5.1		The Subscriber acknowledges and agrees that:
(a)

Neither the Note nor the shares of common stock (“Shares”) that may be issued upon a conversion of  the  Note  (the  Note  and  the  Shares  may  be  hereinafter  referred  to  collectively  as  the “Securities”) have  been  or  will  be  registered  under  the  1933  Act,  or  under  any  state  securities  or “blue  sky”  laws  of  any  state  of  the  United  States,  and,  unless  so  registered, none  of  them  may  be offered  or  sold  in  the  United  States  or,  directly  or  indirectly,  to  a  U.S.  Person,  as  that  term  is defined  in  Regulation  S  under  the  1933  Act  (“Regulation S”),  except  in  accordance  with  the provisions  of  Regulation S, pursuant  to  an  effective  registration statement  under  the  1933  Act,  or pursuant  to  an  exemption  from,  or  in  a  transaction  not  subject  to,  the  registration  requirements of the  1933  Act  and  in  each  case in accordance  with  applicable  state  securities  laws;

	(b)	the Company has not undertaken to, and will have no obligation to, register the Securities, or any of them, under the 1933 Act;
	(c)	it has received and carefully read this Subscription Agreement;
(d)

the  decision  to  execute  this  Subscription Agreement  and  acquire  the  Note  hereunder  has  not  been based  upon  any  oral  or  written representation as to  fact  or  otherwise  made  by  or  on  behalf  of  the Company,  and  such  decision  is  based  entirely  upon  a  review  of  information  (the  adequacy  of which  is  hereby  acknowledged)  about  the  Company  that  is  available  to  any  member  of  the  public on  the  EDGAR  database  maintained  by  the  U.S.  Securities  and  Exchange  Commission (the “SEC”)  at  www.sec.gov;

(e)

there  are  risks  associated  with  an  investment  in  the  Company  including,  by  way  of  example  and not  in  limitation, the  specific  risks  identified  in  the  Company’s most  recent  periodic  reports  filed with  the  SEC  and  available  for  viewing  at  the  SEC’s  website  at  www.SEC.gov;

(f)

it and  its  advisor(s)  have  had  a  reasonable  opportunity  to  ask  questions  of  and  receive  answers from  the  Company  in  connection  with  the  sale  of  the  Note  hereunder,  and  to  obtain  additional information,  to  the  extent  possessed  or  obtainable by  the  Company  without  unreasonable  effort  or expense;

(g)

all information  which  the  Subscriber  has  provided  to  the  Company is  correct  and  complete  as  of the  date  the  Subscription  Agreement is  signed,  and  if  there  should  be  any  change  in  such information prior  to  this  Subscription  Agreement  being  executed  by  the  Company,  the  Subscriber will  immediately  provide  the  Company  with  such  information;

(h)

the  Company  is  entitled  to  rely  on  the  representations and  warranties  of  the  Subscriber  contained in this  Subscription  Agreement  and  the  Subscriber  will  hold  the  Company  harmless  from  any  loss or  damage  it  may  suffer  as  a  result  of  the  Subscriber’s failure  to  correctly complete  this Subscription  Agreement;

(i)           the  Subscriber  has  been advised to consult  the  Subscriber’s  own  legal,  tax  and  other  advisors with respect  to  the  merits  and  risks  of  an  investment  in  the  Securities  and  with  respect  to  applicable resale  restrictions,  and  it  is  solely  responsible  (and the  Company  is  not  in  any  way  responsible)  for compliance  with:

(i)            any  applicable  laws  of  the  jurisdiction  in  which  the  Subscriber  is  resident  in  connection with  the  distribution  of  the  Securities  hereunder,  and

(ii)           applicable  resale  restrictions;

(j)           none  of  the  Securities  are  listed  on  any  stock  exchange  or  automated  dealer  quotation  system and no  representation  has  been  made  to  the  Subscriber  that  any  of  the  Securities  will  become  listed  on any  stock  exchange  or  automated  dealer  quotation  system,  except  that  currently  certain  market makers  make  market  in  the  Shares  of  the  Company on  the  OTC  Bulletin  Board  operated  by  the Financial  Industry  Regulatory  Authority  (“FINRA”);

(k)          none  of  the  Securities  may  be  offered  or  sold  by  the  Subscriber  to  a  U.S.  Person  (as  defined  in Section  6.2,  below, or  for  the  account  or  benefit  of  a  U.S.  Person  (other  than  a  distributor)  prior  to the  end  of  the  Distribution  Compliance  Period  (as  defined  herein);

(l)           the  Subscriber  is  not  acquiring  the  Note  as  a  result  of,  and  will  not  itself  engage  in,  any  “directed selling  efforts”  (as that term is defined  in  Regulation  S  under  the  1933  Act)  in  the  United  States  in respect  of  the  Securities  which  would  include  any  activities  undertaken for  the  purpose  of,  or  that could  reasonably  be  expected  to  have  the  effect  of,  conditioning  the  market  in  the  United  States for  the  resale  of  any  of  the  Securities;  provided,  however,  that  the  Subscriber  may  sell  or  otherwise dispose  of  the  Securities  pursuant  to  registration thereof  under  the  1933  Act  and  any  applicable state  securities  laws  or  under  an  exemption  from  such  registration  requirements;

(m)         the  Company  will  refuse  to  register  any  transfer of  the  Securities  not  made  in  accordance  with  the provisions  of  Regulation  S,  pursuant  to  an  effective  registration statement  under  the  1933  Act  or pursuant  to  an  available  exemption  from  the  registration  requirements  of  the  1933  Act  and  in  each case  in  accordance  with  applicable  state  securities  laws;

(n)          neither  the  SEC  nor  any  other  securities  commission  or  similar  regulatory  authority  has  reviewed or  passed  on  the  merits  of  the  Securities;

(o)           no  documents  in  connection  with  the  sale  of  the  Note  hereunder  have  been  reviewed  by  the  SEC or  any  state  securities  administrators;

(p)           there  is  no  government  or  other  insurance  covering  any  of  the  Securities;

(q)          the  issuance  and  sale  of  the  Securities  to  the  Subscriber  will  not  be  completed  if  it  would  be unlawful or  if,  in  the  discretion  of  the  Company  acting  reasonably,  it  is  not  in  the  best  interests of the  Company;

(r)            the  Subscriber  is  purchasing the  Securities  pursuant  to  an  exemption  from  the  registration  and  the prospectus  requirements  of  applicable  securities  legislation  on  the  basis  that the  Subscriber  is  not  a resident  of  either  the  United  States  or  Canada  and,  as  a consequence:

(i)            is restricted  from  using  most  of  the  civil  remedies  available  under  securities  legislation, (ii)            may  not  receive  information  that  would  otherwise  be  required  to  be  provided  under securities  legislation,  and

(iii) the Company is relieved from certain obligations that would otherwise apply under securities legislation; and
(s)

the  statutory  and  regulatory basis  for  the  exemption  from  U.S.  registration  requirements  claimed for  the  offer  of  the  Note,  although  in  technical  compliance  with  Regulation S, would  not  be available  if the  offering  is  part  of  a  plan  or  scheme  to  evade  the  registration  provisions  of  the  1933

Act  or  any  applicable  state  securities  laws;  .

6.		Representations, Warranties and Covenants of the Subscriber
6.1		The Subscriber hereby represents and warrants to and covenants with the Company (which representations,  warranties  and  covenants  shall  survive  the  Closing),  and  acknowledges  that  the  Company  is  relying thereon,  that:

(a)           the  Subscriber  is  not  a U.S.  Person  as  that  term  is  defined  in  Regulation  S;

(b)           the  Subscriber  is  not  acquiring  the  Note  for  the  account  or  benefit  of,  directly  or  indirectly,  any

U.S.  Person  as  that  term  is  defined  in  Regulation  S;

(c)          the  Subscriber  is  resident  in  the  jurisdiction set  out  under  the  heading  “Name  and  Address  of Subscriber”  on  the  signature  page  of  this  Subscription  Agreement  and  the  sale  of  the  Securities  to the  Subscriber  as  contemplated in this  Subscription  Agreement  complies  with  or  is  exempt  from the  applicable  securities  legislation  of  the  jurisdiction  of  residence  of  the  Subscriber;

(d)          the  Subscriber  has  the  legal  capacity  and  competence  to  enter  into  and  execute  this  Subscription Agreement and  to  take  all  actions  required  pursuant  hereto  and,  if  the  Subscriber  is  a  corporation, it is  duly  incorporated  and  validly  subsisting  under  the  laws of  its  jurisdiction  of  incorporation  and all necessary  approvals  by  its  directors,  shareholders and  others  have  been  obtained  to  authorize execution  and  performance  of  this  Subscription  Agreement  on  behalf  of  the  Subscriber;

(e)          if  the  Subscriber  is  a  corporation or  other  entity,  the  entering  into  of  this  Subscription  Agreement and  the  transactions contemplated  hereby  do  not  and  will  not  result  in  the  violation  of  any  of  the terms  and  provisions  of  any  law  applicable  to,  or  the  constating  documents  of,  the  Subscriber  or  of any  agreement,  written  or  oral,  to  which  the  Subscriber  may  be  a  party  or  by  which  the  Subscriber is or  may  be  bound;

(f)           the  Subscriber  has  duly  executed  and  delivered  this  Subscription  Agreement  and  upon  acceptance thereof  by  the  Company it will  constitutes  a  valid  and  binding  agreement  of  the  Subscriber enforceable  against  the  Subscriber  in  accordance  with  its  terms;

(g)          the  Subscriber  is  acquiring  the  Securities  as  principal  for  its  own  account  for  investment  purposes only  and  not  for  the  account  of  any  other  person  and  not  for  distribution, assignment or  resale  to others, and  no  other  person  has  a  direct or  indirect  beneficial  interest  in  such  Securities, and  it  has not  subdivided  its  interest  in  the  Securities  with  any  other  person;

(h)          the   Subscriber  is  outside   the   United   States   when   receiving  and   executing  this   Subscription Agreement  and  is  acquiring  the  Note  as  principal for  the  Subscriber’s  own  account  for  investment purposes  only,  and  not  with  a  view  to,  or  for,  resale,  distribution  or  fractionalisation thereof,  in whole  or  in  part,  and  no  other  person  has  a direct  or  indirect  beneficial  interest  in  the  Securities;

(i)           the  Subscriber  is  aware  that  an  investment  in  the  Company  is  speculative  and  involves  certain risks,  including  the  possible  loss  of  the  entire  investment  and  it  has  carefully  read  and  considered the  matters  set  forth  under  the  heading  “Risk  Factors”  appearing  in  the  Company’s  Forms  10-K,

10-Q,  8-K  and  any  other filings  filed with  the  SEC;

(j)           the  Subscriber  has  made  an  independent  examination  and  investigation  of  an  investment  in  the Securities  and  the  Company  and  has  depended  on  the  advice  of  its legal  and  financial  advisors  and agrees  that  the  Company will  not  be  responsible in any  way  whatsoever  for  the  Subscriber’s decision  to  invest  in  the  Securities  and  the  Company;

(k)          the  Subscriber  (i)  has  adequate  net  worth  and  means  of  providing  for  its  current  financial  needs and  possible  personal  contingencies,  (ii)  has  no  need  for  liquidity  in  this  investment,  and  (iii)  is able  to  bear  the  economic  risks  of  an  investment  in  the  Securities  for  an  indefinite  period  of  time;

(l)           the  Subscriber  understands  and  agrees  that  the  Company  and  others  will  rely  upon  the  truth  and accuracy  of  the  acknowledgements,  representations  and  agreements  contained  in  this  Subscription Agreement  and  agrees  that  if  any  of  such  acknowledgements,  representations and  agreements  are no  longer  accurate  or  have  been  breached,  the  Subscriber  shall  promptly  notify  the  Company;

(m)          the  Subscriber  has  the  legal  capacity  and  competence  to  enter  into  and  execute  this  Subscription

Agreement  and  to  take  all  actions  required  pursuant  hereto;

(n)          the  Subscriber  has  duly  executed  and  delivered  this  Subscription  Agreement  and  it  constitutes  a valid  and  binding agreement  of  the  Subscriber enforceable against  the  Subscriber in  accordance with  its  terms;

(o)          the  Subscriber  is  not  an  underwriter  of,  or  dealer  in,  the  Company’s  Shares,  nor  is  the  Subscriber participating, pursuant  to  a  contractual  agreement  or  otherwise,  in  the  distribution of  any  of  the Shares;

(p)          the  Subscriber  is  not  an  underwriter  of,  or  dealer  in,  the  Company’s  Shares,  nor  is  the  Subscriber participating, pursuant  to  a  contractual  agreement  or  otherwise,  in  the  distribution of  any  of  the Securities;

(q)          the  Subscriber  understands  and  agrees  that  offers  and  sales  of  any  of  the  Securities  prior  to  the expiration of  restricted  period  after  the  date  of  original  issuance  of  the  Securities (the  six  month period  hereinafter  referred  to  as  the  “Distribution Compliance  Period”)  shall  only  be  made  in compliance  with  the  safe  harbor  provisions set  forth  in  Regulation  S,  pursuant  to  the  registration provisions  of  the  1933  Act  or  an  exemption therefrom,  and  that  all  offers  and  sales  after  the Distribution  Compliance  Period  shall  be  made  only  in  compliance  with  the  registration  provisions of  the  1933  Act  or  an  exemption therefrom  and  in  each  case  only  in  accordance  with  applicable state  securities  laws;

(r)            the  Subscriber  agrees  not  to  engage  in  any  hedging  transactions  involving  any  of  the  Securities unless  such  transactions are  in  compliance  with  the  provisions  of  the  1933  Act  and  in  each  case only  in  accordance  with  applicable  state  securities  laws;

(s)           the  Subscriber  (i)  is  able  to  fend  for  itself  in  the  Subscription;  (ii)  has  such  knowledge  and experience  in  financial  and  business  matters  as  to  be  capable  of  evaluating the  merits  and  risks  of its investment  in  the  Securities  and  the  Company;  and  (iii)  has  the  ability  to  bear  the  economic risks  of  its  prospective  investment  and  can  afford  the  complete  loss  of  such  investment;

(t)           the  Subscriber  will  indemnify  the  Company  against,  and  will  hold  the  Company  and,  where applicable,   its   respective   directors,   officers,   employees,   agents,   advisors   and   shareholders harmless  from,  any  and  all  loss,  liability,  claim,  damage  and  expense  whatsoever  (including, but not   limited   to,   any   and   all   fees,   costs   and   expenses   whatsoever   reasonably   incurred   in investigating,  preparing  or  defending  against  any  claim,  lawsuit,  administrative proceeding  or investigation  whether  commenced  or  threatened)  arising  out  of  or  based  upon  any  representation or  warranty  of  the  Subscriber  contained  herein  or  in  any  document  furnished  by  the  Subscriber  to the  Company  in  connection  herewith  being  untrue  in  any  material respect  or  any  breach  or  failure by  the  Subscriber  to  comply  with  any  covenant  or  agreement  made  by  the  Subscriber  to  the

Company  in  connection  therewith;

(u)          the  Subscriber  is  not  aware  of  any  advertisement  of  any  of  the  Securities  and  is  not  acquiring  the Securities  as  a  result  of  any  form  of  general  solicitation or  general  advertising including advertisements,  articles,  notices  or  other  communications  published  in  any  newspaper,  magazine or  similar  media  or  broadcast  over  radio  or  television, or  any  seminar  or  meeting  whose  attendees have  been  invited  by  general  solicitation  or  general  advertising;  and

(v)           no  person  has  made  to  the  Subscriber  any  written  or  oral  representations: (i)      that  any  person  will  resell  or  repurchase  any  of  the  Securities,

(ii)           that  any  person  will  refund  the  purchase  price  of  any  of  the  Securities, (iii)         as to  the  future  price  or  value  of  any  of  the  Securities,  or

(iv)         that  any  of  the  Securities  will  be  listed  and  posted  for  trading  on  any  stock  exchange  or automated  dealer  quotation  system or  that  application has  been  made  to  list  and  post  any of  the  Securities  of  the  Company on  any  stock  exchange  or  automated  dealer  quotation system,  except  that  currently  the  Company’s common  shares  are  quoted  on  the  over  -the- counter  market  operated  by  the  Over-The-Counter  Bulletin  Board  operated  by  FINRA.

6.2                        In  this  Subscription  Agreement,  the  term “U.S.  Person”  shall  have  the  meaning  ascribed  thereto in

Regulation  S.

7.                          Acknowledgement  and  Waiver

7.1                        The  Subscriber  has  acknowledged  that  the  decision  to  purchase the  Securities  was  solely  made  on the   basis   of   information  available   to   the   Subscriber   on   the   EDGAR   database   maintained   by   the   SEC   at www.sec.gov.   The  Subscriber hereby  waives,  to  the  fullest  extent  permitted  by  law,  any  rights  of  withdrawal, rescission  or  compensation  for  damages  to  which  the  Subscriber  might  be  entitled  in  connection  with  the  distribution of  the  Securities.

8.                          Legending  of  Subject  Securities

8.1                        The  Subscriber  hereby  acknowledges  that  that  upon  the  issuance  thereof,  and  until  such  time  as  the same  is  no  longer  required  under  the  applicable  securities  laws  and  regulations,  the  certificates  representing any  of the  Securities  will  bear  a legend  in  substantially  the  following  form:

NONE OF  THE  SECURITIES TO  WHICH  THIS  PRIVATE  PLACEMENT  SUBSCRIPTION AGREEMENT  (THE  "SUBSCRIPTION AGREEMENT")  RELATES  HAVE  BEEN  REGISTERED UNDER  THE  UNITED  STATES  SECURITIES  ACT  OF  1933,  AS  AMENDED (THE  "1933  ACT"),  OR ANY   U.S.   STATE   SECURITIES   LAWS,   AND,   UNLESS   SO   REGISTERED,   NONE   MAY   BE OFFERED OR  SOLD  IN  THE  UNITED  STATES  OR  TO  U.S.  PERSONS (AS  DEFINED HEREIN) EXCEPT  PURSUANT  TO  AN  EXEMPTION  FROM,  OR  IN  A  TRANSACTION NOT SUBJECT  TO, THE  REGISTRATION  REQUIREMENTS OF THE  1933  ACT  AND  IN  EACH  CASE  ONLY  IN ACCORDANCE  WITH  APPLICABLE  STATE  SECURITIES  LAWS.

The  Subscriber  hereby  acknowledges and  agrees  to  the  Company  making  a  notation  on  its  records  or  giving instructions  to  the  registrar  and  transfer  agent  of  the  Company in  order  to  implement  the  restrictions  on transfer  set  forth  and  described  in  this  Subscription  Agreement.

9.                          Costs

9.1                        The  Subscriber  acknowledges  and  agrees  that  all  costs  and  expenses  incurred  by  the  Subscriber (including  any  fees  and  disbursements  of  any  special  counsel  retained  by  the  Subscriber)  relating to the  purchase of the  Note  or  to  the  conversion  of  the  Note  or  the  Conversion  Shares  shall  be  borne  by  the  Subscriber.

10.                        Governing  Law

10.1                      This  Subscription  Agreement  is  governed  by  the  laws  of  the  State  of  Nevada  and  the  federal  laws applicable  thereto.  The  Subscriber,  in  its  personal  or  corporate  capacity and,  if  applicable,  on  behalf  of  each beneficial  purchaser  for  whom  it  is  acting,  irrevocably  attorns  to  the  jurisdiction  of  the  courts  of  the  State  of  Nevada.

11.                        Survival

11.1                      This  Subscription  Agreement,  including  without  limitation  the  representations,  warranties  and covenants  contained  herein,  shall  survive  and  continue  in  full  force  and  effect  and  be  binding  upon  the  parties  hereto notwithstanding  the  completion  of  the  purchase  of  the  Note  by  the  Subscriber  pursuant  hereto.

12.                        Assignment

12.1                      This  Subscription  Agreement  is  assignable.

13.                        Severability

13.1                      The  invalidity  or  unenforceability  of  any  particular  provision  of  this  Subscription  Agreement  shall not  affect  or  limit  the  validity  or  enforceability  of  the  remaining  provisions  of  this  Subscription  Agreement.

14.                        Entire  Agreement

14.1                      Except  as  expressly  provided  in  this  Subscription  Agreement  and  in  the  agreements,  instruments and   other   documents  contemplated  or   provided   for   herein,   this   Subscription   Agreement   contains   the   entire agreement  between  the  parties  with  respect  to  the  sale  of  the  Securities  and  there  are  no  other  terms,  conditions, representations or  warranties,  whether  expressed,  implied,  oral  or  written,  by  statute  or  common  law,  by  the Company  or  by  anyone  else.  This  subscription  may  only  be  amended  by  instrument  in  writing signed  by  the  parties hereto.

15.                        Notices

15.1                      All  notices  and  other  communications  hereunder  shall  be  in  writing  and  shall  be  deemed  to  have been  duly  given  if mailed  or  transmitted  by  any  standard  form  of  telecommunication.  Notices  to  the  Subscriber  shall be  directed  to  the  address  on  the  signature  page  of  this  Subscription  Agreement  and  notices  to  the  Company  shall  be directed  to  it  at  Norstra  Energy  Inc.,  414  Manor  Road,  Laredo,  Texas.

16.                        Counterparts  and  Electronic  Means

16.1                      This  Subscription  Agreement  may  be  executed  in  any  number  of  counterparts,  each  of  which, when   so   executed   and   delivered,  shall   constitute  an   original   and   all   of   which   together   shall   constitute  one instrument.   Delivery  of  an  executed  copy  of  this  Subscription  Agreement  by  electronic  facsimile  transmission  or other  means  of  electronic  communication  capable  of  producing  a  printed  copy  will  be  deemed  to  be  execution  and delivery  of  this  Subscription  Agreement  as  of  the  date hereinafter  set  forth.

17.                          Registration  Instructions

17.1                        The Subscriber  hereby  directs  the  Company  to  cause  any  Note  issued  pursuant  to  this  Subscription

Agreement  to  be  registered  on  the  books  of  the  Company  as directed  on  the  signature  page  of  this  Agreement.

IN  WITNESS  WHEREOF  the  Subscriber  has  duly  executed  this  Subscription  Agreement  as  of  the  date  of acceptance  by  the  Company.

JACKSON  BENNETT  LLC

(Signature  and,  if  applicable,  Office)

Registration  Information  (if  different  from  above)

(Name  of  Subscriber  –  Please  type  or  print)

(Signature  and,  if  applicable,  Office)

(Address of  Subscriber)

(City,  State  or  Province,  Postal  Code  of  Subscriber)

(Country  of  Subscriber)

(Fax  and/or  E-mail  Address  of  Subscriber)

A C  C E P T A  N  C  E

The  above-mentioned  Subscription  Agreement  in  respect  of  the  Note  is  hereby  accepted  by  Norstra  Energy  Inc. DATED  at Laredo  , Texas,  the  27 th  day  of  February,  2013.

NORSTRA  ENERGY  INC.

Per:           /s/ Dallas Kerenkezov

Dallas Kerenkezov

EXHIBIT  “A”

Form  of  Convertible  Note

THE  SECURITIES  REPRESENTED  HEREBY AND THE  SECURITIES  INTO  WHICH  THIS  SECURITY IS  CONVERTIBLE  HAVE  BEEN  OFFERED  IN  AN  OFFSHORE  TRANSACTION TO  A  PERSON  WHO IS  NOT  A  U.S.  PERSON  (AS  DEFINED  HEREIN)  PURSUANT  TO  REGULATION S UNDER  THE UNITED  STATES  SECURITIES  ACT  OF  1933,  AS  AMENDED  (THE  "1933  ACT").

NONE  OF  THE  SECURITIES  REPRESENTED  HEREBY  NOR  THE  SECURITIES  INTO  WHICH  THESE SECURITIES  ARE  CONVERTIBLE  HAVE  BEEN  REGISTERED  UNDER  THE  1933  ACT,  OR  ANY  U.S. STATE  SECURITIES  LAWS,  AND,  UNLESS  SO  REGISTERED,  MAY  NOT  BE  OFFERED  OR  SOLD, DIRECTLY  OR  INDIRECTLY, IN  THE  UNITED  STATES  OR  TO  A  U.S.  PERSON  EXCEPT  IN ACCORDANCE  WITH  THE  PROVISIONS  OF  REGULATION  S  UNDER  THE  1933  ACT,  PURSUANT TO  AN  EFFECTIVE  REGISTRATION STATEMENT  UNDER  THE  1933  ACT,  OR  PURSUANT  TO  AN AVAILABLE  EXEMPTION  FROM,  OR  IN  A  TRANSACTION NOT  SUBJECT  TO,  THE REGISTRATION  REQUIREMENTS  OF THE  1933 ACT AND  IN  EACH  CASE  ONLY  IN  ACCORDANCE WITH  APPLICABLE STATE  SECURITIES  LAWS.    IN  ADDITION,  HEDGING  TRANSACTIONS INVOLVING  THIS  SECURITY  AND  THE  SECURITIES INTO  WHICH  THIS  SECURITY  IS CONVERTIBLE MAY  NOT  BE  CONDUCTED  UNLESS  IN  COMPLIANCE  WITH  THE  1933  ACT. "UNITED  STATES"  AND  "U.S.  PERSON"  ARE  AS  DEFINED  BY  REGULATION  S  UNDER  THE  1933

ACT.

Dated:  February  27,  2013

U.S.  $100,000

CONVERTIBLE  NOTE

FOR VALUE  RECEIVED,  NORSTRA ENERGY  INC.  (the  “Company”) promises  to  pay  to    JACKSON BENNETT  LLC,  or  its  registered  assigns  (the  “Holder”),  the  principal  sum  of  One  Hundred  Thousand  Dollars ($100,000)  in  lawful  currency  of  the  United  States  (the  “Principal  Amount”)  on  February 27,  2015  or  such  earlier date  as  the  Note  may  be  permitted  to  be  repaid  as  provided  hereunder  (the  “Maturity  Date”),  with  10%  annual interest,  to  the  Holder  on  the  earlier  of  (i)  the  Conversion  Date  (as  hereafter  defined)  and  (ii)  the  Maturity  Date (except  that,  if any  such  date is not  a  Business  Day,  then  such  payment  shall  be  due on  the  next  succeeding  Business Day)  in  cash.    The  Company  may  prepay  any  portion  of  the  Principal  Amount  without  the  prior  written consent  of  the  Holder.

This  Note  is  subject  to  the  following  additional  provisions:

1.                          Other  Agreements.

1.1                        This  Note  has  been  issued  pursuant  to  a  subscription  agreement  between  the  Company  and  the Holder  dated  February  27,  2013  (the  “Subscription  Agreement”)  pursuant  to  which  the  Holder  purchased  this Note,  and  this  Note  is  subject  in  all  respects  to  the  terms  of  the  Subscription  Agreement  and  incorporates the  terms of  the  Subscription  Agreement  to  the  extent that  they  do  not  conflict  with  the  terms  of  this  Note.   This  Note  may  be transferred  or  assigned.

2.                          Events  of  Default.

2.1                        “Event  of  Default”,  wherever  used  herein,  means  any  one  of  the  following  events  (whatever  the reason  and  whether it shall  be  voluntary  or  involuntary  or  effected by  operation  of  law or  pursuant  to  any  judgment, decree  or  order  of  any  court,  or  any  order,  rule  or  regulation  of  any  administrative  or  governmental  body):

(a)

any  default  in  the  payment  of  the  Principal  Amount  of  this  Note,  free  of  any  claim of subordination,  as  and  when  the  same  shall  become  due  and  payable  (whether  on  a  Conversion Date or  the  Maturity  Date  or  by  acceleration  or  otherwise);

(b)

the  Company  shall  fail  to  observe  or  perform any  other  covenant  or  agreement  contained  in  this Note  or  the  Subscription Agreement  which  failure  is  not  cured,  if  possible  to  cure,  within  30 calendar  days  after  notice  of  such  default  is  sent  by  the  Holder  to  the  Company;  or

(c)

the  Company or  any  of  its  subsidiaries  (each  a  “Subsidiary”) shall  commence,  or  there  shall  be commenced  against  the  Company  or  any  Subsidiary  a  case  under  any  applicable  bankruptcy  or insolvency  laws  as  now  or  hereafter  in  effect  or  any  successor  thereto,  or  the  Company  or  any Subsidiary  commences  any  other  proceeding  under  any  reorganization,  arrangement,  adjustment of  debt,  relief  of  debtors,  dissolution,  insolvency or  liquidation  or  similar  law  of  any  jurisdiction whether  now  or  hereafter  in  effect  relating  to  the  Company  or  any  Subsidiary or  there  is commenced  against  the  Company  or  any  Subsidiary  any  such  bankruptcy,  insolvency  or  other proceeding  which  remains  undismissed  for  a  period  of  60  days;  or  the  Company  or  any  Subsidiary is adjudicated  insolvent or  bankrupt;  or  any  order  of  relief  or  other  order  approving any  such  case or  proceeding  is  entered;  or  the  Company or  any  Subsidiary  suffers  any  appointment  of  any custodian  or  the  like  for  it  or  any  substantial  part  of  its  property  which  continues  undischarged or unstayed  for  a  period  of  60  days;  or  the  Company  or  any  Subsidiary makes  a  general  assignment for  the  benefit  of  creditors;  or  the  Company  shall  fail  to  pay,  or  shall  state  that  it  is  unable  to  pay, or  shall  be  unable  to  pay,  its  debts  generally as  they  become  due;  or  the  Company or  any Subsidiary  shall  call  a  meeting of  its  creditors  with  a  view  to  arranging  a  composition,  adjustment or  restructuring of  its  debts;  or  the  Company  or  any  Subsidiary  shall  by  any  act  or  failure  to  act expressly  indicate  its  consent  to,  approval  of  or  acquiescence in any  of  the  foregoing;  or  any corporate  or  other  action  is  taken  by  the  Company or  any  Subsidiary  for  the  purpose  of  effecting any  of  the  foregoing.

2.2		If any Event of Default occurs, the full Principal Amount, together with interest and other amounts owing  in  respect  thereof  to  the  date  of  acceleration  shall  become,  at  the  Holder’s  election,  immediately  due  and

payable  in  cash.   Upon  payment  of  the  full  Principal  Amount,  together  with  interest  and  other  amounts  owing  in respect  thereof,  in  accordance  herewith,  this  Note  shall  promptly be  surrendered  to  or  as  directed  by  the  Company. The  Holder  need  not  provide  and  the  Company hereby  waives  any  presentment, demand,  protest  or  other  notice  of any  kind,  and  the  Holder  may  immediately and  without  expiration  of  any  grace  period  enforce  any  and  all  of  its rights  and  remedies  hereunder  and  all  other  remedies available  to  it  under  applicable law.   Such  declaration may  be rescinded  and  annulled  by  the  Holder at any  time  prior  to  payment  hereunder and  the  Holder  shall  have  all  rights  as a Note  holder  until  such time,  if  any,  as  the  full  payment  under  this  Section  shall  have  been received  by  it.   No  such rescission  or  annulment  shall  affect  any  subsequent  Event  of  Default  or  impair  any  right  consequent  thereon.

3.                          Conversion.

3.1                        At  any  time  after  the  Financing  Date  until  this  Note  is  no  longer  outstanding,  this  Note  may  be converted  into Conversion  Shares  at  any  time  and  from  time-to-time,  in  whole  or  in  part,  at  the  option  of  the  Holder. The  Holder shall  effect conversions  by  delivering  to  the  Company  the  form  of  Notice of  Conversion  attached  hereto as Annex A (a  “Notice of  Conversion”),  specifying  therein the  amount  of  principal to be  converted  and  the  date  on which  such  conversion is to  be  effected  (a  “Conversion  Date”);  provided  that  the  date  upon  which  any  such conversion  may  be  effected  may  not  be  less  than  5  calendar  days  following the  date  of  delivery  of  the  Notice  of Conversion.   If  no  Conversion  Date  is  specified  in  a  Notice  of  Conversion,  the  Conversion  Date  shall  be  the  date that  is  5  calendar  days  after  such  Notice  of  Conversion is delivered  to  the  Company.   To  effect  conversions hereunder,  the  Holder  shall  not  be  required  to  physically surrender  the  Note  to  the  Company unless  the  entire principal  amount  of  this  Note  has  been  so  converted.   Conversions hereunder  shall  have  the  effect  of  lowering  the outstanding  principal  amount  of  this  Note  in  an  amount  equal  to  the  applicable  conversion.   The  Holder  and  the Company  shall  maintain  records  showing  the  principal  amount  converted  and  the  date  of  such  conversions.   The Company  shall  deliver any  objection  to  any  Notice  of  Conversion  within  10  business  days of  receipt of  such  notice. The  Holder,  by  acceptance  of  this  Note,  acknowledges  and  agrees  that,  by  reason  of  the  provisions  of  this  paragraph, following  conversion  of  a  portion  of  this  Note,  the  unpaid  and  unconverted  principal  amount  of  this  Note  may  be less than  the  amount  stated  on  the  face hereof.

3.2                        The  number  of  Conversion  Shares  issuable  upon  a  conversion  of  any  outstanding  principal  under the  Note  shall  be  determined  by  the  quotient  obtained  by  dividing (x)  by  (y)  where  (x)  is  equal  to  the  amount  of outstanding  principal  to  be  converted  and  (y)  is  the  Conversion  Price  (as  hereinafter  defined).

3.3                        Not  later  than  five  Trading  Days  after  any  Conversion  Date,  the  Company  will  deliver  to  the Holder  a  certificate  or  certificates  representing  the  Conversion Shares  (bearing  such  legends  as  may  be  required  by applicable  law  and  those  required  by  the  Subscription Agreement)  representing the  number  of  Conversion  Shares being  acquired  upon  the  conversion  of  Note.

3.4                        The  conversion  price  (the  “Conversion  Price”)  in  effect  on  any  Conversion  Date  shall  be  shall mean  $0.25  per  share.

3.5          At  any  time  after  the  Financing  Date  until  this  Note  is  no  longer  outstanding, this  Note  may  be  converted into  Conversion Shares  at  any  time  and  from  time-to-time,  in  whole  or  in  part,  at  the  option  of  the  Company.   The Company  shall  effect  conversions by  delivering  to  the  Holder  written  notice  of  conversion  specifying  therein  the amount  of  principal  to  be  converted  and  the  date  on  which  such  conversion  is  to  be  effected  (a  “Conversion  Date”);

3.6                        The  Company  covenants  that  it  will  at  all  times  reserve  and  keep  available  out  of  its  authorized and  unissued  shares  of  Common  Stock  such  number  of  shares  as  is  necessary  in  order  to  ensure  that  a  su  fficient number are  available  for  the  purpose  of  issuance  of  Conversion  Shares  upon  conversion  of  this  Note,  free  from pre  - emptive  rights  or  any  other  actual  contingent purchase  rights  of  Persons  other  than  the  Holder.   The  Company covenants  that  all  Conversion  Shares  shall,  upon  issue,  be  duly  and  validly  authorized,  issued  and  fully  paid  and non-assessable.

3.7                        Upon  a   conversion  hereunder  the   Company  shall   not  be   required  to   issue   stock  certificates representing  fractions  of  any  Conversion  Shares,  and  the  number of  Conversion  Shares  shall  be  rounded  up  or  down to the  nearest  whole  number.

3.8                        If the  Company,  at  any  time  while  this  Note  is  outstanding:  (A) pays  a  stock  dividend  or  otherwise makes  a  distribution or  distributions in shares  of  its  Common  Stock  or  any  other  equity  or  equity  equivalent securities  payable  in  shares  of  Common  Stock,  (B)  subdivides outstanding  shares  of  Common  Stock  into  a  larger number of  shares, (C)  combines  (including  by  way  of  reverse  stock  split)  outstanding  shares of  Common  Stock  into a smaller  number  of  shares,  or  (D)  issues  by  reclassification of  shares  of  the  Common  Stock  any  shares  of  capital stock  of  the  Company,  then  the  Conversion  Price  shall  be  multiplied  by  a  fraction  of  which  the  numerator  shall  be the  number  of  shares  of  Common  Stock  (excluding  treasury  shares,  if  any)  outstanding before  such  event  and  of which  the  denominator  shall  be  the  number  of  shares  of  Common  Stock  outstanding after  such  event.    Any adjustment  made  pursuant  to  this  Section  shall  become  effective  immediately after  the  record  date  for  the determination of  stockholders  entitled  to  receive  such  dividend  or  distribution  and  shall  become  effective immediately  after  the  effective  date  in  the  case  of  a  subdivision,  combination  or  re-classification.

4.                          Repayment

4.1                        Repayment  of  this  Note,  including  all  interest,  shall  be  due  on  the  Maturity  Date,  unless  earlier converted  into  common  shares.

5.                          Interest

5.1                        Interest  on  the  Principal  Amount shall  be  calculated  at  10%,  per  annum,  and  be  payable  on  March

1 of  each  year  that  the  Note  remains  outstanding.

6.                          Notices

6.1                        Any  and  all notices  or  other communications  or  deliveries  to  be  provided  by  the  Holder  hereunder, including,  without  limitation,  any  Notice  of  Conversion, shall  be  in  writing  and  delivered  personally,  by  facsimile, sent  by  a  nationally  recognized  overnight  courier  service,  addressed  to  the  Company, at the  address set  forth  above, or  such  other  address  or  facsimile  number  as  the  Company  may  specify for  such  purposes by  notice  to  the  Holder delivered  in  accordance  with  this  Section.   Any  and  all  notices  or  other communications  or  deliveries  to  be  provided by  the  Company  hereunder  shall  be  in  writing  and  delivered  personally,  by  facsimile,  sent  by  a  nationally  recognized overnight  courier  service  addressed to the  Holder  at  the  facsimile telephone  number  or  address of  such  Holder appearing  on  the  books  of  the  Company,  or  if  no  such facsimile  telephone  number  or  address  appears,  at  the  address of  the  Holder  to  which  this  Note  was  delivered.  Any  notice or  other communication  or  deliveries  hereunder  shall  be deemed  given  and  effective  on  the  earliest  of  (i)  the  date  of  transmission,  if  such  notice  or  communication is delivered  via  facsimile at the  facsimile telephone  number  specified  in  this  Section prior  to  5:30  p.m.  (Eastern Standard  Time),  (ii)  the  date  after  the  date  of  transmission,  if  such  notice  or  communication  is  delivered  via facsimile  at  the  facsimile  telephone  number  specified  in  this  Section  later  than  5:30  p.m.  (  Eastern  Standard  Time)  on any  date  and  earlier  than  11:59  p.m.  (Eastern Standard  Time)  on  such  date,  (iii)  the  second  business day  following the  date  of  mailing,  if  sent  by  nationally  recognized  overnight  courier  service,  or  (iv)  upon  actual  receipt  by  the  party to whom  such  notice  is  required  to  be  given.

7.                          Definitions.

7.1                        For  the  purposes  hereof,  in  addition  to  the  terms  defined  elsewhere  in  this  Note:  (i)  capitalized terms  not  otherwise  defined  herein  have  the  meanings  given  to  such  terms  in  the  Subscription  Agreement,  and  (ii) the  following  terms  shall  have  the  following  meanings:

(a)          “Business  Day”  means  any  day  except  Saturday,  Sunday  and  any  day  which  shall  be  a  federal legal  holiday  in  the  United  States  or  a  day  on  which  banking  institutions  in  the  State  of  Florida  are authorized  or  required  by  law  or  other  government  action  to  close.

(b)           “Common  Stock”  means  the  common  stock,  par  value  $0.001  per  share,  of  the  Company  and

stock  of  any  other  class  into which  such  shares  may  hereafter  have  been  reclassified  or  changed. (c)                “Conversion  Date”  has  the  meaning  set  forth  in Section  3.5  hereof.

(d)           “Conversion  Price”  has  the  meaning  set  forth  in  Section  3.4  hereof.

(e)           “Conversion  Share”  means  shares  of  the  Company’s  Common  Stock  into  which  principal  and

Interest  due  pursuant  to  this  Note  may  be  converted.

(f)            “Exchange  Act”  means  the  Securities  Exchange  Act  of  1934,  as  amended.

(g)           “Financing  Date”  means  the  date  on  which  the  Principal  Amount  is  delivered  to  the  Company  by the  Investor.

(h)           “Securities  Act”  means  the  Securities  Act  of  1933,  as  amended,  and  the  rules  and  regulations promulgated  thereunder.

(i)           “Trading  Day”  means  a day  on  which  the  shares  of  Common  Stock  are  traded  on  a trading  market on  which  the  shares  of  Common  Stock  are  then  listed  or  quoted,  provided,  that  in  the  event  that the  shares  of  Common  Stock  are  not  listed  or  quoted,  then  Trading  Day  shall  mean  a  Business Day.

8.                          Replacement  of  Note  if lost  or  destroyed.

If  this  Note  shall  be  mutilated, lost,  stolen  or  destroyed, the  Company  shall  execute  and  deliver,  in  exchange  and substitution  for  and  upon  cancellation of  a  mutilated  Note,  or  in  lieu  of  or  in  substitution  for  a  lost,  stolen  or destroyed  Note,  a  new  Note  for  the  principal  amount  of  this  Note  so  mutilated,  lost,  stolen  or  destroyed  but  only upon  receipt  of  evidence  of  such  loss,  theft  or  destruction  of  such  Note,  and  of  the  ownership  hereof,  and  indemnity, if requested,  all  reasonably  satisfactory  to  the  Company.

9.                          Governing  law.

All  questions  concerning  the  construction,  validity,  enforcement  and  interpretation  of  this  Note  shall  be  governed  by and  construed and  enforced  in  accordance  with  the  internal  laws  of  the  State  of  Nevada,  without  regard  to  the principles  of  conflicts  of  law  thereof.

10.                        Waivers

Any  waiver  by  the  Company  or  the  Holder  of  a  breach  of  any  provision  of  this  Note  shall  not  operate  as  or  be construed  to  be  a  waiver  of  any  other  breach  of  such  provision  or  of  any  breach  of  any  other  provision  of  this  Note. The  failure  of  the  Company or  the  Holder  to  insist  upon  strict  adherence  to  any  term  of  this  Note  on  one  or  more occasions  shall  not  be  considered  a  waiver  or  deprive  that  party  of  the  right  thereafter  to  insist  upon  strict  adherence to that  term  or  any  other  term  of  this  Note.  Any  waiver  must  be  in  writing.

11.                        Usury

If  any  provision of  this  Note  is  invalid,  illegal  or  unenforceable,  the  balance  of  this  Note  shall  remain  in  effect,  and if any  provision  is  inapplicable  to  any  Person  or  circumstance, it shall  nevertheless  remain  applicable  to  all  other Persons  and  circumstances.   If  it  shall  be  found  that  any  interest  or  other  amount  deemed  interest  due  hereunder violates  applicable  laws  governing  usury,  the  applicable  rate  of  interest  due  hereunder  shall  automatically  be lowered  to  equal  the  maximum  permitted  rate  of  interest.    The  Company  covenants  (to  the  extent  that  it  may lawfully  do  so)  that  it  shall  not  at  any  time  insist  upon, plead, or  in  any  manner  whatsoever  claim  or  take  the  benefit or  advantage  of,  any  stay,  extension or  usury  law  or  other  law  which  would  prohibit  or  forgive  the  Company from paying  all  or  any  portion  of  the  principal  of  or  interest  on  this  Note  as  contemplated herein,  wherever  enacted,  now or  at  any  time  hereafter  in  force,  or  which  may  affect  the  covenants or  the  performance of  this  indenture, and  the Company (to  the  extent  it  may  lawfully  do  so)  hereby expressly  waives  all  benefits  or  advantage  of  any  such  law, and  covenants  that it will  not, by  resort  to  any  such law, hinder,  delay  or  impeded  the  execution  of  any  power  herein granted  to  the  Holder,  but  will  suffer  and  permit  the  execution  of  every  such  as  though  no  such  law  has  been enacted.

12.                        Next  business  day

Whenever  any  payment  or  other  obligation  hereunder  shall  be  due  on  a  day  other  than  a  Business  Day,  such payment  shall  be  made  on  the  next  succeeding  Business  Day.

IN  WITNESS  WHEREOF,  the  Company  has  caused  this  Convertible  Note  to  be  duly  executed  by  a  duly  authorized officer  as  of  the  date  first  above  indicated.

NORSTRA  ENERGY  INC.

By:/s/ Dallas  Kerkenezov

title:  President

ANNEX A

NOTICE  OF  CONVERSION

The  undersigned  hereby  elects  to  convert  principal  under  the  Convertible  Note  of  Norstra  Energy  Inc.,  a  Nevada corporation  (the  “Company”), due  on  February 27,  2015,  into  shares  of  the  Company’s  common  stock  (each  a “Share”)  as  of  the  date  written below.   The  undersigned  will  pay  all  transfer  taxes,  intangible or  other  taxes  payable with  respect  hereto  and  is  delivering  herewith  such  certificates  and  opinions as reasonably  requested  by  the  Company in accordance  therewith.  No  fee  will  be  charged  to  the  holder  for  any  conversion.

The  undersigned  agrees  to  comply  with  the  prospectus  delivery  requirements  under  the  applicable  securities  laws  in connection  with  any  transfer  of  the  aforesaid  Shares.

Conversion  calculations: Date to  Effect  Conversion:

Principal  Amount  of  Note  to  be  Converted: Accrued  Interest  to  be  Converted:

Number  of  Shares  to  be  issued:

Signature:   Name:  Ariel  Sta. Cruz

Address: